INCOME TAXES - Reconciliation of Canadian statutory rate and the effective income tax rate (Details) - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Reconciliation of accounting profit multiplied by applicable tax rates
Income before income taxes	$ 518,008	$ 371,166
Tax rate (in percent)	26.50%	26.50%
Expected income taxes at the Canadian statutory tax rate of 26.5% (2017 - 26.5%)	$ 137,272	$ 98,359
Income distributed and taxable to unitholders	(81,272)	(50,005)
Net foreign rate differentials	(7,830)	(3,708)
Net change in provisions for uncertain tax positions	810	1,762
Net permanent differences	7,261	1,947
Net effect of change in tax rates	(4,637)	(35,047)
Withholding taxes and other	1,047	110
Total income tax expense	$ 52,651	$ 13,418	[1]

[1]	The Trust has retrospectively applied IFRS 15, Revenue from Contracts with Customers (note 2(o)).